EXHIBIT 10.2

                             AMENDMENT NO. 1 TO THE
                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                             ENHANCE BIOTECH, INC.,
                            ARDENT ACQUISITION CORP.
                                       AND
                          ARDENT PHARMACEUTICALS, INC.


      This Amendment No. 1 ("Amendment") to the Agreement and Plan of Merger (the "Agreement") made and entered into as of the 20th day of November, 2004, by and among ENHANCE BIOTECH, INC., a Delaware Corporation ("Parent"), ARDENT ACQUISITION CORP., a North Carolina corporation and wholly owned subsidiary of Parent ("Merger Sub"), and ARDENT PHARMACEUTICALS, INC., a North Carolina corporation (the "Company").

                              W I T N E S S E T H:

      WHEREAS, capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

      WHEREAS, each of Parent, Merger Sub and the Company desire to amend the Agreement to (i) delete all obligations of Parent related to filing and maintaining an effective Form S-4, (ii) provide for the private placement of Parent Common Stock to the Company's shareholders, in accordance with federal and state securities laws, (iii) create registration rights for the benefit of Company shareholders who will receive Parent Common Stock, (iv) revise the allocation of the Merger Consideration to the Company's shareholders, (v) allow the implementation of procedures to allow the selection of the persons who shall be Directors after the Merger, and (vi) clarify the parties' immediate intentions in terms of listing the Parent Common Stock on the American Stock Exchange;

      WHEREAS, the Board of Directors of the Company has determined that it is in the best interest of the holders of the Company's securities to amend the Agreement and has adopted this Amendment in accordance with the NCBCA;

      WHEREAS, the Board of Directors of Parent has determined that it is in the best interest of the holders of Parent Common Stock to amend the Agreement and has adopted this Amendment in accordance with the DGCL, and Parent as the sole shareholder of Merger Sub, has adopted this Amendment in accordance with the NCBCA;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

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

      ARTICLE 1. Exhibit A attached to the Agreement shall be deleted in its entirety and replaced with the Registration Rights Agreement referenced herein and attached as Exhibit A hereto.

      ARTICLE 2. Exhibit B attached to the Agreement shall be deleted in its entirety and replaced with Exhibit B attached hereto.

      ARTICLE 3. All references to the "Proxy/Information Statement" shall be deleted from the Agreement.

      ARTICLE 4. All references to "Form S-4" shall be deleted from the Agreement.

      ARTICLE 5. All references to "Initial Lock Up Period" shall be deleted from the Agreement.

      ARTICLE 6. All references to "Resale Prospectus" shall be deleted from the Agreement."

      ARTICLE 7. Section 2.1(c) (SERIES A CONVERTIBLE EXHANGEABLE PREFERRED STOCK) of the Agreement shall be amended by deleting the percentage 0.000041762166263% of the Residual Merger Consideration to be issued to holders for each share of Series A Preferred Stock, and substituting the following percentage: 0.000041587422187%.

      ARTICLE 8. Section 2.1(d) (SERIES B CONVERTIBLE EXHANGEABLE PREFERRED STOCK) of the Agreement shall be amended by deleting the percentage 0.000029233509085% of the Residual Merger Consideration to be issued to holders for each share of Series B Preferred Stock, and substituting the following percentage: 0.000029111188262%.

      ARTICLE 9. Section 2.1(e) (SERIES C CONVERTIBLE EXHANGEABLE PREFERRED STOCK) of the Agreement shall be amended by deleting the percentage 0.000002923350909% of the Residual Merger Consideration to be issued to holders for each share of Series C Preferred Stock, and substituting the following percentage: 0.000003202230709%.

      ARTICLE 10. Section 2.1(f) (SERIES D-1 CONVERTIBLE PREFERRED STOCK) of the Agreement shall be amended by deleting the ratio of 1.111111111 shares of Parent Common Stock for each share of Series D-1 Convertible Preferred Stock, and substituting therefore the ratio of 1.228070175438600 shares of Parent Common Stock for each share of Series D-1 Convertible Preferred Stock.

      ARTICLE 11. Section 2.1(g) (SERIES D-2 CONVERTIBLE PREFERRED STOCK) of the Agreement shall be amended by deleting the ratio of 0.761904487 shares of Parent Common Stock for each share of Series D-2 Convertible Preferred Stock, and substituting therefore the ratio of 0.842105263157895 shares of Parent Common Stock for each share of Series D-2 Convertible Preferred Stock.

      ARTICLE 12. Section 2.1(h) (COMPANY COMMON STOCK) of the Agreement shall be amended by deleting the percentage 0.000002923350909% of the Residual Merger Consideration to be ISSUED to holders for each share of Company Common Stock, and substituting the following percentage: 0.000002911118826%.

      ARTICLE 13. Section 2.1(j) of the Agreement presently reads as follows:

      "Shares of Parent Common Stock issued as Merger Consideration shall be registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 6.1 hereof. Notwithstanding the foregoing, (A) if Parent has consummated a Qualified Financing on or prior to the Closing Date, all shares issued to each holder of Company Common Stock or Company Preferred Stock, as the case may be, as Merger Consideration, in excess of 30,000 shares of Parent Common Stock shall be subject to a lock-up period restricting transfer of such shares for a period of 12 months after the Closing Date (the "Lock-Up Period") and each certificate representing such shares shall bear a restrictive legend substantially as set forth on Exhibit A attached hereto or (B) if Parent has not consummated a Qualified Financing on or prior to the Closing Date, the first 30,000 (or fewer) shares issued to each holder of Company Common Stock or Company Preferred Stock, as the case may be, as Merger Consideration shall be subject to a lock-up period (the "Initial Lock-Up Period") restricting transfer of such shares for a period ending on the earlier of (i) the 30th day following the date of consummation by Parent of a Qualified Financing or (ii) the 180th day following the Closing Date, and each certificate representing such shares shall bear a restrictive legend substantially as set forth on Exhibit B attached hereto, and all additional shares issued to such holders as Merger Consideration shall be subject to a restriction on transfer of such shares for the Lock-Up Period, and each certificate representing such shares shall bear a restrictive legend substantially as set forth on Exhibit A attached hereto. Separate stock certificates shall be issued representing the shares of Merger Consideration subject to either the Initial Lock-Up Period or the Lock-Up Period."

      Section 2.1(j) of the Agreement shall be deleted in its entirety and replaced with the following:

      "In accordance with and pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form attached hereto as Exhibit A and Section 6.1(a) of this Agreement, Parent (x) shall file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to register up to 30,000 shares of Common Stock issued to each Company shareholder as Merger Consideration as soon as practicable after a Qualified Financing but no later than 150 days following the Effective Time, and
(y) shall use Parent's commercially reasonable best efforts thereafter to cause such registration statement to be declared effective by the Securities and Exchange Commission ("SEC") as soon as practicable on or after the 180th day following the Effective Time. The parties to this Agreement acknowledge and agree that Parent has agreed to furnish corresponding registration rights to Parent's existing shareholders who do not have freely-trading shares. All shares of Parent Common Stock issued as Merger Consideration shall be subject to a lock-up period restricting transfer of such shares for a period of 12 months after the Closing Date (the "Lock-Up Period") and each certificate representing such shares shall bear a restrictive legend reflecting such lock-up arrangement substantially as set forth on Exhibit B attached hereto. Notwithstanding the foregoing, the lock-up arrangement shall end as to any shares covered by the registration statement to be filed by Parent pursuant to this Paragraph simultaneously with such shares being sold by the holder thereof pursuant to such registration statement after that registration statement has been declared effective by the SEC. Upon termination of this lock-up arrangement with respect to any shares, the holder thereof may submit the certificate evidencing the same to Parent and Parent shall cause the restrictive legend to be removed from such certificate in respect of that number of shares and shall instruct Parent's transfer agent to remove such restriction in such transfer agent's records."

      ARTICLE 14. Section 2.1(1)(i) (AGGREGATE MERGER CONSIDERATION) of the Agreement shall be amended by deleting the reference to "233,807 shares of Parent Common Stock" in subsection (d) thereof and substituting therefor "234,171 shares of Parent Common Stock".

      ARTICLE 15. Section 2.6(c) (STOCK OPTIONS) is hereby amended by striking therefrom the terms "the Securities and Exchange Commission ("SEC")" and substituting therefor the term "the SEC".

      ARTICLE 16. Section 2.7(c) (WARRANTS) of the Agreement presently reads as follows:

      "The Merger Consideration allocated to the Company Warrants shall be reserved for issuance out of the Common Stock Merger Consideration by Parent for issuance upon exercise in full of all Company Warrants after the Effective Time and shall register such Parent Common Stock reserved for issuance upon the exercise of the Company Warrants on the Form S-4. Notwithstanding the foregoing, upon the expiration of the Company Warrants, such Parent Common Stock reserved for issuance upon the exercise of the Company Warrants shall no longer be reserved and shall be released as treasury stock to Parent."

      Section 2.7(c) of the Agreement shall be amended by deleting from the first sentence thereof the words "and shall register such Parent Common Stock reserved for issuance upon the exercise of the Company Warrants on the Form S-4."

      ARTICLE 17. Section 2.10 (ISSUANCE OF RESTRICTED SHARES) of the Agreement presently reads as follows:

      "Any shares of Parent Common Stock issued upon exercise of any Company Stock Option or Company Warrant, or upon conversion of any Company Convertible Promissory Note, after the Effective Time shall be issued as "restricted securities," as defined in the Securities Act, unless such shares have been registered by Parent under the Securities Act in a registration statement filed with, and declared effective by, the SEC after the Effective Time."

      Section 2.10 shall be deleted in its entirety and replaced with the following:

            "All shares of Parent Common Stock issued as Merger Consideration, including, without limitation, any shares of Parent Common Stock issued upon exercise of any Company Stock Option or Company Warrant, or upon conversion of any Company Convertible Promissory Note, shall be issued as "restricted securities," as defined under the Securities Act, and shall be subject to transfer restrictions under each of Rule 145 and Rule 144 under the Securities Act and, therefore, may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement under, or in accordance with an available exemption from the registration and prospectus delivery requirements of, the Securities Act, and the certificates evidencing such shares of Parent Common Stock or other Parent securities, if applicable, shall bear appropriate restrictive legends and stop transfer orders shall be maintained by the Parent's transfer agent in respect of such shares until such time as such shares are so registered."

      ARTICLE 18. Section 3.12(b) (LABOR MATTERS) of the Agreement presently reads as follows:

            Section 3.12(b) of the Company Disclosure Schedule lists the name, title, date of employment and compensation (whether cash or otherwise, including such items as options) of each current officer and director of the Company or any of its subsidiaries, and each current salaried employee of the Company or any of its subsidiaries. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby will not (i) result in any payment (including severance, unemployment compensation, tax gross-up, bonus or otherwise) becoming due to any current or former director, employee or independent contractor of the Company or any of its subsidiaries, from the Company or any of its subsidiaries under any Employee Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Employee Plan or otherwise, or (iii) result in the acceleration of the time of payment, exercise or vesting of any such benefits.

      Subsection (iii) of the second sentence of Section 3.12(b) shall be amended by adding at the end of such clause the words "other than the vesting of the Company Stock Options at the Effective Time."

      ARTICLE 19. Section 3.24 (ACCURACY OF INFORMATION) of the Agreement presently reads as follows:

      "To the knowledge of the Company, neither this Agreement, the Company Disclosure Schedule nor any other document, schedule, exhibit, certificate or instrument provided by the Company or any of the Company's subsidiaries or any of their respective employees or agents to Parent in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, not misleading. None of the information supplied or to be supplied by the Company in writing specifically for inclusion or incorporation by reference in (i) the Form S-4 will, at the time the Form S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (ii) the Proxy/Information Statement will, at the date it is first mailed to the Company's shareholders and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to statements made based on information supplied by Parent specifically for inclusion or incorporation by reference in the Form S-4 or Proxy/Information Statement."

      Section 3.24 shall be deleted in its entirety and replaced with the following:

      "To the knowledge of the Company, neither this Agreement, the Company Disclosure Schedule nor any other document, schedule, exhibit, certificate or instrument provided by the Company or any of the Company's subsidiaries or any of their respective employees or agents to Parent or to the Company's shareholders in connection with the transactions contemplated hereby, including, without limitation, the Company's Proxy Statement prepared by the Company and delivered to the Company's shareholders, or the information concerning the Company, its business, its properties, its condition (financial or otherwise), its plans and its prospects which has been included in Parent's Private Placement Memorandum, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading. The Company specifically acknowledges that the foregoing representation shall be true in respect of the Company's Proxy Statement prepared by the Company and the aforesaid information included in Parent's Private Placement Memorandum, respectively, at the date of such Proxy Statement and such Private Placement Memorandum, and at all times thereafter through the Effective Date. The Company makes no representation whatsoever as to any other information in Parent's Private Placement Memorandum."

      ARTICLE 20. Section 4.3(a) (CAPITAL STRUCTURE) of the Agreement presently reads as follows:

      "The authorized capital stock of Parent consists of 100,000,000 shares of common stock, $0.001 par value (the "Parent Common Stock"), and 25,000,000 shares of preferred stock, par value $0.001 per share, of Parent ("Parent Authorized Preferred Stock"). As of the date hereof: (i) 28,704,861 shares of Parent Common Stock were issued and outstanding; (ii) no (0) shares of Parent Common Stock were held by Parent in its treasury; (iii) no (0) shares of Parent Common Stock were held by subsidiaries of Parent; (iv) approximately 8,680,000 shares of Parent Common Stock were reserved for issuance pursuant to the stock-based plans identified in Section 4.3 of the Parent Disclosure Schedule (such plans, collectively, the "Parent Stock Plans"), of which approximately no
(0) shares are subject to outstanding employee stock options or other rights to purchase or receive Parent Common Stock granted under the Parent Stock Plans (collectively, "Parent Employee Stock Options"); and (v) 7,637,500 shares of Parent Common Stock are reserved for issuance pursuant to convertible securities or warrants (including 5,500,000 warrants at $1.50 heretofore issued to
Bioaccelerate, Inc. and 1,500,000 warrants at $3.00 to be issued to Bioaccelerate in consideration of the $4,000,000 bridge financing heretofore agreed among the parties, and 637,500 shares reserved for issuance in respect of contingent obligations)."

      Section 4.3(a) shall be deleted in its entirety and replaced with the following:

      "The authorized capital stock of Parent consists of 100,000,000 shares of common stock, $0.001 par value (the "Parent Common Stock"), and 25,000,000 shares of preferred stock, par value $0.001 per share, of Parent ("Parent Authorized Preferred Stock"). As of the date hereof: (i) 29,172,833 shares of Parent Common Stock were issued and outstanding; (ii) no (0) shares of Parent Common Stock were held by Parent in its treasury; (iii) no (0) shares of Parent Common Stock were held by subsidiaries of Parent; (iv) approximately 8,680,000 shares of Parent Common Stock were reserved for issuance pursuant to the stock-based plans identified in Section 4.3 of the Parent Disclosure Schedule (such plans, collectively, the "Parent Stock Plans"), of which approximately no
(0) shares are subject to outstanding employee stock options or other rights to purchase or receive Parent Common Stock granted under the Parent Stock Plans (collectively, "Parent Employee Stock Options"); and (v) 7,258,618 shares of Parent Common Stock are reserved for issuance pursuant to convertible securities or warrants (including 5,500,000 warrants at $1.50 heretofore issued to
Bioaccelerate, Inc. and 1,500,000 warrants at $3.00 to be issued to Bioaccelerate in consideration of the $4,000,000 bridge financing heretofore agreed among the parties, and 258,618 shares reserved for issuance in respect of contingent obligations)."

      ARTICLE 21. Section 4.22 (ACCURACY OF INFORMATION) of the Agreement presently reads as follows:

      "To the knowledge of Parent, neither this Agreement, the Parent Disclosure Schedule nor any other document, schedule, exhibit, certificate or instrument provided by the Parent, any of the Parent's subsidiaries, Merger Sub or any of their respective employees or agents to the Company in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, not misleading. None of the information supplied or to be supplied by Parent specifically for inclusion or incorporation by reference in (i) the Form S-4 will, at the time the Form S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Proxy/Information Statement will, at the date it is first mailed to the Company's shareholders and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, in either case, no representation or warranty is made by Parent with respect to statements made or incorporated by reference therein based on information supplied by the Company specifically for inclusion or incorporation by reference in the Form S-4 or Proxy/Information Statement. The Form S-4 will comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder."

      Section 4.22 shall be deleted in its entirety and replaced with the following:

"To the knowledge of Parent, neither this Agreement, the Parent Disclosure Schedule nor any other document, schedule, exhibit, certificate or instrument provided by the Parent, any of the Parent's subsidiaries, Merger Sub or any of their respective employees or agents to the Company or to the Company's shareholders in connection with the transactions contemplated hereby including, without limitation, Parent's Private Placement Memorandum, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading. Parent specifically acknowledges that the foregoing shall be true in respect of Parent's Private Placement Memorandum at the date of such Private Placement Memorandum and at all times thereafter through the Effective Date. Notwithstanding the foregoing, Parent makes no representation with respect to information in the Private Placement Memorandum concerning the Company, its business, its properties, its condition (financial or otherwise), its plans and its prospects insofar as such information was furnished to Parent by the Company and Parent has relied upon the accuracy of such information furnished by the Company."

      ARTICLE 22. Section 5.4 (CONDUCT OF BUSINESS BY PARENT) of the Agreement is amended by addition of the following at the end of the Section:

      "In addition, notwithstanding the foregoing, and anything to the contrary in this Agreement, the parties acknowledge and agree that Parent may amend its bylaws as necessary or appropriate by resolution of its Board of Directors (x) to ratify the number of directors constituting Parent's Board of Directors, (y) to increase the number of directors constituting Parent's Board of Directors in order that the number of directors constituting Parent's Board of Directors shall be four (4) directors thereafter up until the Effective Time, and (z) to increase the number of directors constituting Parent's Board of Directors as of the Effective Time in order that the number of directors constituting Parent's Board of Directors shall be seven (7) directors as of the Effective Time. In addition, Parent's Board of Directors may fill the vacancies so created in accordance with Section 6.9 of this Agreement. Each of the foregoing actions shall constitute a "Permitted Parent Action", and no such Permitted Parent Action shall be deemed to breach any Parent representation, warranty, covenant or agreement in this Agreement."

      ARTICLE 23. Section 6.1 (PREPARATION OF THE FORM S-4, PROXY/INFORMATION STATEMENT) of the Agreement presently reads as follows:

      "SECTION 6.5  PREPARATION OF THE FORM S-4,  PROXY/INFORMATION  STATEMENT .
(A) As promptly as practicable following the date of this Agreement, Parent shall prepare and file with the SEC (and the Company shall cooperate and participate in the preparation of) a Registration Statement on Form S-4 (the "Form S-4"), in which an information statement (the "Proxy/Information Statement") shall be included as a prospectus and in which a resale prospectus (the "Resale Prospectus") shall be included for the purpose of permitting the Parent Common Stock issued to those affiliates of the Company identified in
Section 6.10 of the Company Disclosure Schedule to be resold by such affiliates as provided in the last sentence of this Section 6.1(a), subject to the Initial Lock-Up Period and the Lock-Up Period.). Each of Parent and the Company shall use their reasonable best efforts to have the Form S-4 and the Resale Prospectus declared effective under the Securities Act and the Proxy/Information Statement "cleared" by the SEC's staff for mailing in connection with the Company Shareholder Meeting as promptly as practicable after such filing. As promptly as practicable after the Form S-4 is declared effective, the Company shall cause the Proxy/Information Statement to be mailed to its shareholders. In the event that the Resale Prospectus has not remained in effect, Parent shall file, with the SEC, no later than one (1) year after the Effective Date, a registration statement under the Securities Act and a resale prospectus covering all shares subject to the Resale Prospectus and those shares held by affiliates of the Parent.

      (B) The Company and Parent shall cooperate with one another (i) in connection with the preparation of the Proxy/Information Statement and the Form S-4, (ii) in determining whether any other action by or in respect of, or filing with, any governmental body, agency or official, or authority or any actions, consents, approvals or waivers are required to be obtained from parties to any leases and other material contracts in connection with the consummation of the Merger, and (iii) in seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Proxy/Information Statement or the Form S-4 and seeking timely to obtain any such actions, consents, approvals or waivers.

      (C) Parent shall use its commercially reasonable efforts to obtain consent from its shareholders for all other actions contemplated herein which require the consent of the shareholders of Parent, including without limitation the actions set forth in Section 6.9.

      (D) The Company shall furnish to Parent and to Parent's independent certified public accountants such workpapers and supporting documentation, as well as such consents by the Company's independent public certified accountants, as Parent or Parent's independent certified public accountants may reasonably require in order to include the Company's financial statements and the related reports of Company's independent certified public accountants in Parent's filing with the SEC on Form S-4 or any other filing required to be made by Parent with the SEC.

      (E) On or prior to the filing of Parent's registration statement on Form S-4 contemplated by this Agreement, the Company shall have furnished or arranged to be furnished to Parent and to Parent's independent certified public accountants such Company financial statements, audited and unaudited (including, without limitation, the Company Financial Statements and financial statements for such additional periods as may be required under applicable laws and regulations), workpapers and supporting documentation, as well as such consents by the Company's independent public certified accountants, as are Parent or Parent's independent certified public accountants shall have reasonably requested or may reasonably require in order to include the Company financial statements and the related reports of Company's independent certified public accountants, in satisfaction of all applicable SEC rules and regulations, in Parent's registration statement on Form S-4 to be filed with the SEC as contemplated by this Agreement and rely upon the same. The Company's financial statements included in the Form S-4 shall, at the time of filing of the Form S-4, satisfy the relevant SEC financial reporting and filing requirements.

      (F) On or prior to the Effective Time, the Company shall have furnished or arranged to be furnished to Parent and to Parent's independent certified public accountants such workpapers and supporting documentation, as well as such consents by the Company's independent public certified accountants, as are Parent or Parent's independent certified public accountants shall have reasonably requested or may reasonably require in order to include the Company financial statements and the related reports of Company's independent certified public accountants, in satisfaction of all applicable SEC rules and regulations, in Parent's registration statement on Form S-4 as the same shall have been amended, if at all, by Parent and as the Parent same shall have requested acceleration of effectiveness by the SEC as contemplated by this Agreement, and rely upon the same. The Company's financial statements included in the Form S-4 shall, at the time of effectiveness of the Form S-4, satisfy the relevant SEC financial reporting and filing requirements.

      (G) On or prior to the Effective Time, and in any event, as required prior to such date in connection with any filings or disclosures Parent may deem necessary to make under applicable securities laws, the Company will furnish to Parent and to Parent's independent certified public accountants such financial statements, and such workpapers and supporting documentation, as well as such consents by the Company's independent public certified accountants, as Parent or Parent's independent certified public accountants have reasonably requested or may reasonably require in order to include the Company Financial Statements and the related reports of Company's independent certified public accountants in Parent's filing with the SEC on Form 8-K covering this Agreement or in other disclosures or filings that Parent may deem it necessary to make under applicable securities laws, and rely upon the same."

      Section 6.1 of the Agreement shall be deleted in its entirety and replaced with the following:

            "SECTION 6.1 Preparation of the Proxy Statement and Preparation of the Private Placement Memorandum.

            (A) Following the date of this Agreement, the Company shall prepare the Proxy Statement (the "Proxy Statement") which shall be mailed by the Company to the Company's security holders in connection with the Company Shareholder Meeting as promptly as practicable upon completion. In addition, following the date of this Agreement, Parent shall prepare the Private Placement Memorandum (the "PPM") of Parent covering the Parent securities to be issued in connection with the Merger, and which also shall be delivered to the Company's security holders.

            (B) The Company and Parent shall cooperate with one another (i) in connection with the preparation of the Proxy Statement and the PPM, (ii) in determining whether any filings are required under federal and state securities laws, (iii) in determining whether any other action by or in respect of, or filing with, any governmental body, agency or official, or authority or any actions, consents, approvals or waivers are required to be obtained from parties to any leases and other material contracts in connection with the consummation of the Merger, and (iv) in seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Proxy Statement and the PPM and seeking timely to obtain any such actions, consents, approvals or waivers.

            (C) Parent shall use its commercially reasonable efforts to obtain consent from its shareholders for all other actions contemplated herein which require the consent of the shareholders of Parent, including without limitation the actions set forth in Section 6.9.

            (D) The Company shall furnish to Parent and to Parent's independent certified public accountants such workpapers and supporting documentation, as well as such consents by the Company's independent public certified accountants, as Parent or Parent's independent certified public accountants may reasonably require in order to include the Company's financial statements and the related reports of Company's independent certified public accountants in any filing required to be made by Parent with the SEC as a result of the Merger.

            (E) On or prior to the Effective Time, and in any event, as required on prior to such date in connection with any filings or disclosures Parent may deem necessary to make under applicable securities laws as a result of the Merger, including without limitation any Current Report on Form 8-K to be filed after the Merger with respect to the consummation of the Merger, the Company will furnish to Parent and to Parent's independent certified public accountants such financial statements, and such workpapers and supporting documentation, as well as such consents by the Company's independent public certified accountants, as Parent or Parent's independent certified public accountants have reasonably requested or may reasonably require in order to include the Company Financial Statements and the related reports of Company's independent certified public accountants in Parent's filings with the SEC on Form 8-K covering this Agreement or the consummation of the Merger or in other disclosures or filings that Parent may deem it necessary to make under applicable securities laws, and rely upon the same.

      ARTICLE 24. Section 6.2 (SHAREHOLDERS' MEETING) of the Agreement presently reads as follows:

      "The Company shall cause a meeting of its shareholders (the "Company Shareholders Meeting") to be duly called and held within 30 days following the effective date of the Form S-4 for the purpose of voting on the adoption of this Agreement."

      Section 6.2 of the Agreement shall be deleted in its entirety and replaced with the following:

      "The Company shall cause a meeting of its shareholders (the "Company Shareholders Meeting") to be duly called and held by December 13, 2004 for the purpose of voting on the adoption of this Agreement."

      ARTICLE 25. Section 6.3 (LETTERS OF COMPANY'S ACCOUNTANTS) of the Agreement shall be deleted in its entirety and replaced with the following:

            "SECTION 6.3 INTENTIONALLY DELETED."

      ARTICLE 26. Section 6.7 (FEES AND EXPENSES) of this Agreement presently reads as follows:

      "All costs, fees and expenses incurred in connection with the Merger, this Agreement (including all instruments and agreements prepared and delivered in connection herewith), and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses; provided that, the Company shall cause all of its fees and expenses to be paid prior to the Merger, and shall cause it's principal creditors (including, without limitation, its investment bankers, attorneys and accountants) in respect of transaction costs to confirm to Parent immediately prior to the Effective Time that all such fees and expenses are paid and none are unbilled. In further explication of the preceding sentence, but without limiting the same, all costs, fees and expenses (including, but not limited to, legal and accounting fees) incurred by the Company in connection with the Proxy/Information Statement shall be paid by the Company; provided, that the parties acknowledge and agree that the Parent shall take the lead in preparing the Form S-4, and the Parent shall pay its legal and accounting expenses in connection with the Form S-4 and the Resale Prospectus."

      The second sentence of Section 6.7 of the Agreement shall be deleted in its entirety and replaced with the following:

      "In further explication of the preceding sentence, but without limiting the same, all costs, fees and expenses (including, but not limited to, legal and accounting fees) incurred by the Company in connection with the Proxy Statement and the PPM shall be paid by the Company, and the Company shall take the lead in preparing the Proxy Statement, provided, that the parties acknowledge and agree that Parent shall take the lead in preparing the PPM, and Parent shall pay the legal and accounting expenses that Parent incurs in connection with the PPM and the Proxy Statement."

      ARTICLE 27. Section 6.9(b) (CORPORATE GOVERNANCE OF PARENT) presently reads as follows:

      "At the Effective Time, (i) Parent's directors not continued in office as hereinafter provided shall resign, (ii) the board shall be increased from five to seven directors, and (iii) the seven seats initially shall be filled by vote of the Parent's directors continuing in office to fill the vacancies so created, as follows: the Chairman and CEO shall be Christopher Every, three directors (at least two (2) of whom shall be independent) shall be appointed by Parent with the consent of Company, not to be unreasonably withheld, and three directors (at least two (2) of whom shall be independent) shall be appointed by the Company with the consent of Parent, not to be unreasonably withheld, to serve in accordance with Parent's articles of incorporation and by-laws."

      Section 6.9(b) of the Agreement shall be deleted in its entirety and replaced as follows:

      "At the Effective Time, if it has not already done so, Parent shall take such actions, to cause the number of directors comprising the Parent's Board of Directors to be increased to seven (7) directors effective as of the Effective Time. Of the individuals comprising those seven (7) directors as of the Effective Time, (i) one of the directors of Parent shall be Christopher Every, the Chairman and CEO, (ii) three (3) of those directors shall be such individuals as shall have been elected by Parent's shareholders or by Parent's Board of Directors to fill vacancies created on Parent's Board of Directors, provided that at least two (2) of such three (3) shall be independent, and (iii) three directors (at least two (2) of whom shall be independent) shall be nominees designated by the Company's Board of Directors prior to the Effective Time and appointed by Parent's Board of Directors to fill vacancies on Parent's Board of Directors effective as of the Effective Time. All such directors shall serve in accordance with Parent's articles of incorporation and by-laws."

      ARTICLE 28. Section 6.10 (AGREEMENTS WITH HOLDERS OF COMPANY SECURITIES) presently reads as follows:

      "AGREEMENTS WITH HOLDERS OF COMPANY SECURITIES. The Company shall use its reasonable best efforts to obtain and deliver to Parent not later than 30 days after the date hereof a written agreement, reasonably acceptable to Parent in form and in substance, of all persons who are (or may deemed to be) "affiliates" of the Company for purposes of Rule 145 under the Securities Act (each of whom shall be so identified in Section 6.10 of the Company Disclosure Schedule). Notwithstanding any other provision of this Agreement, any person whatsoever who shall not have executed and delivered to Parent a written agreement reasonably acceptable to Parent in form and substance as provided in this Section 6.10 shall not be entitled to have the Merger Consideration issued in the Merger to such person covered by (and shall not be entitled to be included as a "selling stockholder" in) the Resale Prospectus. The written agreement shall include, without limitation, provisions setting forth the restrictions under the Initial Lock-Up Period and the Lock-Up Period, customary stockholder information for inclusion of shares in the Resale Prospectus, and customary agreements and indemnifications by such stockholders in connection with the Resale Prospectus. Promptly after the expiration of such 30-day period, the Company shall cause to be delivered to each affiliate that shall not so execute such written agreement as provided in this Section 6.10 a statement disclosing that the shares of Parent Common Stock or other Merger Consideration (including, without limitation, securities issuable to holders of Company Options, Company Warrants, and Company Convertible Promissory Notes) to be issued to such person are subject to transfer restrictions under each of Rule 145 and Rule 144 under the Securities Act and, therefore, may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement under, or in accordance with an available exemption from the registration and prospectus delivery requirements of, the Securities Act, and that the certificates evidencing such shares of Parent Common Stock or other Parent securities, if applicable, shall bear appropriate restrictive legends and stop transfer orders shall be maintained by the Parent's transfer agent in respect of such shares."

      Section 6.10 shall be deleted in its entirety and replaced with the following:

      "AGREEMENTS WITH HOLDERS OF COMPANY SECURITIES. The Company shall use its reasonable best efforts to obtain and deliver to Parent not later than 30 days after the date hereof a written agreement, reasonably acceptable to Parent in form and in substance, of all persons who are (or may deemed to be) "affiliates" of the Company for purposes of Rule 145 under the Securities Act (each of whom shall be so identified in Section 6.10 of the Company Disclosure Schedule). Promptly after the expiration of such 30-day period, the Company shall cause to be delivered to each affiliate that shall not so execute such written agreement as provided in this Section 6.10 a statement disclosing that the shares of Parent Common Stock or other Merger Consideration (including, without limitation, securities issuable to holders of Company Options, Company Warrants, and Company Convertible Promissory Notes) to be issued to such person are subject to transfer restrictions under each of Rule 145 and Rule 144 under the Securities Act and, therefore, may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement under, or in accordance with an available exemption from the registration and prospectus delivery requirements of, the Securities Act, and that the certificates evidencing such shares of Parent Common Stock or other Parent securities, if applicable, shall bear appropriate restrictive legends and stop transfer orders shall be maintained by the Parent's transfer agent in respect of such shares."

      ARTICLE 29. Section 6.16(a) (CONTINGENT FEE SHARES) of the Agreement shall be amended by deleting the reference to "233,807 shares of Parent Common Stock" and substituting therefor "234,171 shares of Parent Common Stock".

      ARTICLE 30. A new Section 6.17 (APPLICATION TO LIST MERGER CONSIDERATION SHARES ON THE AMERICAN STOCK EXCHANGE) shall be added to the Agreement as follows:

      "SECTION 6.17 APPLICATION TO LIST MERGER CONSIDERATION SHARES ON THE AMERICAN STOCK EXCHANGE. Parent will use its commercially reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable in order to effectuate the listing of the shares of Common Stock constituting the Merger Consideration on the American Stock Exchange as soon as practicable after the Effective Time of the Merger; provided that the foregoing shall not require Parent to take any action or agree to any condition or incur any expense or liability that might, in the reasonable judgment of Parent, have a material adverse effect on Parent or its shareholders, or that, in the reasonable exercise of the fiduciary responsibilities of Parent's Board of Directors (as constituted subsequent to the Merger), is deemed by them to not be in the best interests of Parent or its shareholders."

            ARTICLE 31. A new Section 6.18 (REGISTRATION OF PARENT OUTSTANDING WARRANTS) shall be added to the Agreement as follows:

            "SECTION 6.18. REGISTRATION OF PARENT OUTSTANDING WARRANTS. (a) With respect to the shares of Parent Common Stock issuable upon the exercise by Bioaccelerate, Inc. of warrants to purchase Parent Common Stock issued to Bioaccelerate, Inc. prior to the date hereof, Parent shall file, no later than 180 days after the Effective Time, with the SEC a registration statement registering the shares of Parent Common Stock underlying such warrants. Parent will use its best efforts to have such registration statement become and remain continuously effective under the Securities Act and, if the Company is then listed on a national stock exchange, file with such exchange a listing application and use its best efforts to have such shares admitted to trading thereon upon exercise of such warrants.

            (b) Prior to the Effective Time, Parent shall obtain and deliver to Company a written agreement, reasonably satisfactory to Company in form and substance, from Bioaccelerate, Inc. agreeing that all shares of Parent Common Stock received after the Effective Time upon exercise of warrants held by Bioaccelerate, Inc., other than 1,500,000 shares of Parent Common Stock, will be subject to the lock-up provisions set forth in Section 2.1(j) during the Lock-Up Period."

      ARTICLE 32. Section 7.1 (d) (CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER) which pertains to the Form S-4, shall be deleted in its entirety and replaced with the following:

      "(D) Registration Rights Agreement. The parties each shall have executed and delivered to the other the Registration Rights Agreement substantially in the form of Exhibit A to this Agreement."

      ARTICLE 32. Section 7.1(e) (STOCK EXCHANGE LISTING) shall be deleted in its entirety and replaced with the following:

      "Parent shall have endeavored to cause the shares of Common Stock issuable to the Company's shareholders pursuant to this Agreement to meet all requirements for listing on the AMEX other than any requirement of a minimum market price of Enhance's Common Stock, and shall have filed an application for listing on the AMEX. However, the parties acknowledge and agree that Parent may not have satisfied all such requirements prior to closing (including, without limitation, election of sufficient independent directors and Board committee members prior to the Effective Time), and satisfaction of all listing requirements is not a condition of closing."



                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, Parent, the Company and Merger Sub have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


                                       ENHANCE BIOTECH, INC.

                                       By  /s/  Christopher Every
                                           --------------------------------
                                             Christopher Every
                                             President and CEO


                                       ARDENT ACQUISITION CORP.

                                       By  /s/  Christopher Every
                                           --------------------------------
                                             Christopher Every
                                             President and CEO


                                       ARDENT PHARMACEUTICALS, INC.

                                       By  /s/  Kwen-Jen Chang
                                           --------------------------------
                                            Kwen-Jen Chang
                                            President and CEO

                                    EXHIBIT B

                              LOCK-UP PERIOD LEGEND

      The shares represented by this Certificate are subject to restrictions on transfer until ___________, 2005 (one year from the date of the consummation of the transactions contemplated by that certain Merger Agreement dated August 11, 2004, as amended (the "Merger Agreement"), among the Company, Ardent Acquisition Corp., and Ardent Pharmaceuticals, Inc.) as set forth in Section 2.1(j) of the Merger Agreement. Copies of the Merger Agreement are maintained and are available for inspection at the principal office of the Company.